Post-Effective Amendment No. 2
                                                  Registration No. 33-26101




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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                       POST-EFFECTIVE AMENDMENT NO. 2
                                     TO
                           REGISTRATION STATEMENT
                                   Under
                         the Securities Act of 1933

                                ASHLAND INC.
           (Exact name of Registrant as specified in its charter)

                 Kentucky                           61-0122250
 (State or other jurisdiction of                (I.R.S. Employer
  incorporation or organization)                Identification No.)

                        50 E. RiverCenter Boulevard
                                P.O. Box 391
                          Covington, KY 41012-0391
                               (859) 815-3333
     (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                   Ashland Inc. Long-Term Incentive Plan
                          (Full title of the Plan)
                          David L. Hausrath, Esq.
              Senior Vice President, General Counsel and Secretary
                        50 E. RiverCenter Boulevard
                                P.O. Box 391
                          Covington, KY 41012-0391
                               (859) 815-3333
         (Name, address, including zip code, and telephone number,
                including area code, of agent for service)



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     The securities offering issued pursuant to this Registration Statement by Ashland Inc., formerly known as Ashland Oil, Inc. ("Ashland"), has terminated. 135,100 shares of Ashland Common Stock issued pursuant to this Registration Statement remain unsold. Ashland hereby deregisters all remaining 135,100 shares issued pursuant to the Ashland Inc. Long-Term Incentive Plan, and all amendments thereto.


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                                  PART II
                                  -------

                                  EXHIBITS

Exhibit No.
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25       Power of Attorney



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                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Ashland certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Covington, Commonwealth of Kentucky, on March 18, 2004.

                                  ASHLAND INC.,


                                  By: /s/ David L. Hausrath
                                     -------------------------------------
                                     David L. Hausrath
                                     Senior Vice President, General Counsel
                                                 and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities indicated on March 18, 2004.

      Signature                                Title
      ---------                                -----
          *                           Chairman of the Board and
         --                             Chief Executive Officer
   James J. O'Brien                   (Principal Executive Officer)

          *                           Senior Vice President and
         --                            Chief Financial Officer
   J. Marvin Quin                     (Principal Financial Officer)

          *                           Administrative Vice President
         --                                and Controller
  Kenneth L. Aulen                    (Principal Accounting Officer)

          *
         --                                    Director
    Ernest H. Drew

          *
         --                                    Director
    Roger W. Hale

          *
         --                                    Director
 Bernadine P. Healy

          *
         --                                    Director
  Mannie L. Jackson

          *
         --                                    Director
 Patrick F. Noonan

          *
         --                                    Director
  Jane C. Pfeiffer

          *
         --                                    Director
 William L. Rouse, Jr.

          *
         --                                    Director
George A. Schaefer, Jr.

          *
         --                                    Director
 Theodore L. Solso

          *
         --                                    Director
  Michael J. Ward


*By : /s/ David L. Hausrath
     ------------------------
     David L. Hausrath
     Attorney-in-fact

* Original power of attorney authorizing, James J. O'Brien, David L. Hausrath and Linda L. Foss and each of them to sign the Post-Effective Amendment No. 2 to the Registration Statement and amendments thereto on behalf of the above-mentioned directors and officers of Ashland are being filed herewith the Securities and Exchange Commission.


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                               EXHIBIT INDEX
Exhibit No.
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25       Power of Attorney



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